                                                                   Exhibit 10.12

                                           Form of Securities Purchase Agreement










                          SECURITIES PURCHASE AGREEMENT



                                     between



                                   [Purchaser]



                                       and



                      ANNUITY AND LIFE RE (HOLDINGS), LTD.







                                  March 4, 1998

                                TABLE OF CONTENTS

                                                                                                              PAGE


SECTION 1.  AUTHORIZATION OF SECURITIES.......................................................................1


SECTION 2.  PURCHASE AND SALE OF SECURITIES...................................................................1

         2.1.  Issuance of Securities.........................................................................1
         2.2.  Closing of Issuance............................................................................2

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.....................................................2

         3.1.  Corporate Organization.........................................................................2
         3.2.  Subsidiaries...................................................................................2
         3.3.  Capitalization.................................................................................3
         3.4.  Corporate Proceedings, etc.....................................................................4
         3.5.  Consents and Approvals.........................................................................4
         3.6.  Absence of Defaults, Conflicts, etc............................................................4
         3.7.  Financial Statements...........................................................................5
         3.8.  Absence of Certain Developments................................................................5
         3.9.  Compliance with Law............................................................................5
         3.10.  Litigation....................................................................................6
         3.11.  Material Contracts............................................................................6
         3.12.  Absence of Undisclosed Liabilities............................................................6
         3.13.  Employees.....................................................................................7
         3.14.  Tax Matters...................................................................................7
         3.15.  Employee Benefit Plans........................................................................7
         3.16.  Patents, Licenses, etc........................................................................8
         3.17.  Insurance.....................................................................................9
         3.18.  Transactions with Related Parties.............................................................9
         3.19.  Private Offering..............................................................................9
         3.20.  Brokerage.....................................................................................10
         3.21.  Illegal or Unauthorized Payments; Political Contributions.....................................10
         3.22.  Material Facts................................................................................10
         3.23.  Foreign Assets Control Regulations, etc.......................................................11

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE INVESTOR....................................................11


SECTION 5.  ADDITIONAL COVENANTS OF THE PARTIES...............................................................12

         5.1.  Resale of Securities...........................................................................12
         5.2.  Covenants Pending Closing......................................................................12
         5.3.  Further Assurance..............................................................................12

SECTION 6.  INVESTOR'S CLOSING CONDITIONS.....................................................................13

         6.1.  Representations and Warranties.................................................................13
         6.2.  Compliance with Agreement......................................................................13

         6.3.  Officer's Certificate..........................................................................13
         6.4.  Delivery of Shares and Warrants................................................................13
         6.5.  Injunction.....................................................................................13
         6.6.  Counsel's Opinions.............................................................................13
         6.7.  Consummation of Public Offering................................................................16
         6.8.  Purchase by Other Investors....................................................................17
         6.9.  Registration Rights Agreement..................................................................17
         6.10.  Process Agent.................................................................................17
         6.11.  Proceedings...................................................................................17

SECTION 7.  COMPANY CLOSING CONDITIONS........................................................................17

         7.1.  Representations and Warranties.................................................................18
         7.2.  Compliance with Agreement......................................................................18
         7.3.  Injunction.....................................................................................18
         7.4.  Consummation of Public Offering................................................................18

SECTION 8.  LIMITATION ON DISPOSITION.........................................................................18


SECTION 9.  COVENANTS.........................................................................................18

         9.1.  Financial and Business Information.............................................................18
         9.2.  Inspection.....................................................................................20
         9.3.  Keeping of Books...............................................................................20
         9.4.  Lost, etc. Certificates; Exchange..............................................................20
         9.5.  Review of Documents............................................................................21
         9.6.  Confidential Information.......................................................................21

SECTION 10.  INTERPRETATION OF THIS AGREEMENT.................................................................21

         10.1.  Terms Defined.................................................................................21
         10.2.  Directly or Indirectly........................................................................23
         10.3.  Section Headings..............................................................................23

SECTION 11.  MISCELLANEOUS....................................................................................23

         11.1.  Notices.......................................................................................23
         11.2.  Expenses and Taxes............................................................................24
         11.3.  Reproduction of Documents.....................................................................24
         11.4.  Termination and Survival......................................................................25
         11.5.  Successors and Assigns........................................................................25
         11.6.  Entire Agreement; Amendment and Waiver........................................................25
         11.7.  Severability..................................................................................25
         11.8.  Governing Law; Submission to Jurisdiction.....................................................26
         11.9.  Counterparts..................................................................................27

EXHIBIT A                      Class B Warrant
EXHIBIT B                      Registration Rights Agreement

Schedule 2.1                   Investors
Schedule 3.1(a)                Memorandum of Association
Schedule 3.1(b)                Bye-Laws
Schedule 3.1(c)                Contemplated Business
Schedule 3.3                   Warrants, Options and Convertible Securities
Schedule 3.7                   Financial Statements
Schedule 3.8                   Certain Developments
Schedule 3.11                  Material Contracts
Schedule 3.12                  Certain Liabilities
Schedule 3.13                  For Cause Employees
Schedule 3.15                  Employee Benefit Arrangements
Schedule 3.16                  Intellectual Property
Schedule 3.18                  Transactions with Related Parties

                      ANNUITY AND LIFE RE (HOLDINGS), LTD.

                          SECURITIES PURCHASE AGREEMENT

                            Dated as of March 4, 1998

To the Investor executing
  this Agreement on the
  signature page hereof

Ladies and Gentlemen:

                  ANNUITY AND LIFE RE (HOLDINGS), LTD., a Bermuda corporation (the "Company"), hereby agrees with you (the "Investor") as follows:

SECTION 1.  AUTHORIZATION OF SECURITIES

                  The Company has duly authorized the issuance, sale and delivery of its common shares, par value $1.00 per share (the "Common Shares") and its Class B Warrants to purchase its Common Shares, the form of which is attached hereto as Exhibit A (the "Class B Warrants").

SECTION 2.  PURCHASE AND SALE OF SECURITIES

                  2.1.  Issuance of Securities

                  Subject to the terms and conditions set forth in this Agreement and in reliance upon the Company's and the Investor's representations set forth below, on the Closing Date (as defined below) the Company shall sell to the Investor, and the Investor shall purchase from the Company, the number of Common Shares (the "Shares") and Class B Warrants (the "Warrants"), and at the aggregate cash purchase price (the "Purchase Price"), set forth opposite its name on Schedule 2.1. Such sale and purchase shall be effected on the Closing Date by the Company executing and delivering to the Investor, duly registered in its name (or that of its nominee), a duly executed stock certificate and warrant certificate evidencing the Shares and the Warrants being purchased by it, against delivery by the Investor to the Company of the Purchase Price by wire transfer of immediately available funds to such account as the Company shall designate, not less than three Business Days prior to the Closing Date. The Company is entering into securities purchase agreements (the "Other Agreements") substantially in the form of this Agreement with the other investors listed on
Schedule 2.1 ("Other Investors" and, collectively with the Investor, the "Investors"). The Company's agreements with each of the Investors are separate agreements, and the sales to each of the Investors are separate sales.

                  2.2.  Closing of Issuance

                  The closing of such sale and purchase (the "Closing") shall take place at 10:00 A.M., New York City time, on the IPO Closing Date or such other date as the Investor and the Company agree in writing (the "Closing Date"), at the offices of Willkie Farr & Gallagher, 153 East 53rd Street, New York, New York, or such other location as the Investor and the Company shall mutually select.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The Company represents and warrants to the Investor that:

                  3.1.  Corporate Organization

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of Bermuda. True and complete copies of the Memorandum of Association, Bye-Laws and other constitutive documents as amended through the date hereof (collectively, the "Organizational Documents") have been attached as Schedule 3.1(a) and Schedule 3.1(b) respectively.

                  (b) The Company has all requisite power and authority and has all necessary approvals, licenses, permits and authorization to own its properties and to carry on its business as presently contemplated to be conducted as described in Schedule 3.1(c). The Company has all requisite power and authority to execute and deliver the Transaction Documents and to perform its obligations hereunder and thereunder.

                  (c) The Company has filed all necessary documents to qualify to do business as a foreign corporation in, and the Company is in good standing under the laws of, each jurisdiction in which the conduct of the Company's business as presently contemplated as described in Schedule 3.1(c) or the nature of the property owned by it or proposed to be owned requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, properties, prospects, profits or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

                  3.2.  Subsidiaries

                  Except for Annuity Life Reassurance Ltd., the Company has no subsidiaries and no interests or investments in any partnership, trust or other entity or organization. Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its properties and to conduct its business as presently contemplated as described in Schedule 3.1(c) and is duly registered, qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such registration, qualification or authorization, except where the failure to be so registered, qualified and authorized would not have a Material Adverse Effect; all of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued, is fully paid and non-assessable, and is owned of record and beneficially by the Company free and clear of any mortgage, pledge, lien, encumbrance, security interest, claim or equity.

                  3.3.  Capitalization

                  (a) On the Closing Date (i) the authorized capital stock of the Company will consist of 100,000,000 Common Shares, par value $1.00 per share and 50,000,000 preferred shares, par value $1.00 per share, and (ii) the issued and outstanding shares of capital stock of the Company will consist of Common Shares which will, to the best knowledge of the Company, be held beneficially by the persons and in the amounts set forth in Schedule 3.3.

                  (b) All the outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and non-assessable, and were issued in accordance with the registration or qualification requirements of the Securities Act and any other relevant securities laws or pursuant to valid exemptions therefrom. The Company has authorized (or as of the Closing Date will have authorized) the issuance, sale and delivery of the Shares and Warrants in accordance with this Agreement and, subject to the issuance of the Warrants, the Company has reserved (or as of the Closing Date will have reserved) for issuance Common Shares initially issuable upon conversion of the Warrants. Upon issuance, sale and delivery as contemplated by this Agreement, the Shares will be duly authorized, validly issued, fully paid and non-assessable shares of the Company, free of all preemptive or similar rights, and entitled to the rights described in the Organizational Documents and in Schedule 3.3. Upon their issuance in accordance with the terms of the Warrants, the Common Shares issuable upon exercise of the Warrants will be duly authorized, validly issued, fully paid and non-assessable Common Shares of the Company, free of all preemptive or similar rights.

                  (c) Except for the rights which attach to the warrants, options and convertible securities which are listed on Schedule 3.3 hereto and to the Warrants referred to herein and in the Other Agreements, on the Closing Date there will be no Common Shares or any other equity security of the Company issuable upon conversion or exchange or exercise of any security of the Company nor will there be any rights, options or warrants outstanding or other agreements to acquire any Common Shares nor will the Company be contractually obligated to purchase, redeem or otherwise acquire any of its outstanding shares. No shareholder of the Company is entitled to any preemptive or similar rights to subscribe for shares of capital stock of the Company.

                  3.4.  Corporate Proceedings, etc.

                  The Company has duly authorized the execution, delivery, and performance of the Transaction Documents and each of the transactions and agreements contemplated hereby and thereby. No other corporate action (including shareholder approval) is necessary to authorize such execution, delivery and performance of the Transaction Documents, and upon such execution and delivery each of the Transaction Documents shall constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and general principles of equity.

                  3.5.  Consents and Approvals

                  The execution and delivery by the Company of the Transaction Documents, the performance by the Company of its obligations hereunder and thereunder and the consummation by the Company of the transactions contemplated hereby and thereby do not require the Company or any of its subsidiaries to obtain any consent, approval or action of, or make any filing with or give any notice to, any corporation, person or firm or any public, governmental or judicial authority (except for filings in connection with the Public Offering, all of which shall have been duly made as of the Closing Date).

                   3.6.  Absence of Defaults, Conflicts, etc.

                  The execution and delivery of the Transaction Documents do not, and the fulfillment of the terms hereof and thereof by the Company, and the issuance of the Shares and Warrants (and the issuance of Common Shares issuable upon exercise of the Warrants) will not, result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or permit the acceleration of rights under or termination of, any Material Contract or the Organizational Documents, or any order, rule or regulation of any court or federal, state or foreign regulatory board or body or administrative agency having jurisdiction over the Company or any of its subsidiaries or over their respective properties or businesses. No event has occurred and no condition exists which, upon notice or the passage of time (or both), would constitute a default under any such Material Contract or in any license, permit or authorization to which the Company or any subsidiary is a party or by which any of them may be bound.

                  3.7.  Financial Statements

                  The audited balance sheet of the Company as at December 22, 1997 set forth in Schedule 3.7, fairly presents the financial position of the Company as at the date thereof. Such balance sheet, including the schedules and notes thereto, was prepared in accordance with GAAP.

                  3.8.  Absence of Certain Developments

                  Since December 22, 1997, except as described in Schedule 3.8, there has been no (i) material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries taken as a whole or in their assets, liabilities, properties, or business or prospects, (ii) declaration, setting aside or payment of any dividend or other distribution with respect to the capital stock of the Company, (iii) issuance of capital stock (other than pursuant to the exercise of options, warrants, or convertible securities outstanding on the date hereof or as contemplated by this Agreement and the Other Agreements) or options, warrants or rights to acquire capital stock (other than the rights granted to the Investors hereunder and under the Company's Stock Option Plan, the Other Agreements), (iv) material loss, destruction or damage to any property of the Company or any subsidiary, whether or not insured, (v) acceleration or prepayment of any indebtedness for borrowed money or the refunding of any such indebtedness, (vi) labor trouble involving the Company or any subsidiary or any material change in their personnel or the terms and conditions of employment, (vii) waiver of any valuable right, (viii) loan or extension of credit to any officer or employee of the Company or any subsidiary or (ix) acquisition or disposition of any material assets (or any contract or arrangement therefor), or any other material transaction by the Company or any subsidiary otherwise than for fair value in the ordinary course of business.

                  3.9.  Compliance with Law

                  (a) Neither the Company nor any of its subsidiaries is in material violation of any laws, ordinances, governmental rules or regulations to which it is subject, including without limitation laws or regulations relating to the environment or to occupational health and safety, and no material expenditures are or will be required in order to cause its currently contemplated operations or properties to comply with any such law, ordinances, governmental rules or regulations.

                  (b) The Company and its subsidiaries have all licenses, permits (other than certain employee work permits), franchises or other governmental authorizations necessary to the ownership of their property or to the conduct of their respective businesses as presently contemplated as described in Schedule 3.1(c) (including, without limitation, such licenses and permissions in Bermuda which are necessary to carry on the business of a long-term insurer), all to the extent necessary to avoid a Material Adverse Effect. Neither the Company nor any subsidiary has finally been denied any application for any such licenses, permits, franchises or other governmental authorizations necessary to its business.

                  3.10.  Litigation

                  There is no legal action, suit, arbitration or other legal, administrative or other governmental investigation, inquiry or proceeding (whether federal, state, local or foreign) pending or, to the best of the Company's knowledge, threatened against or affecting the Company or any subsidiary or any of their respective properties, assets or presently contemplated businesses. Neither the Company nor any subsidiary is subject to any order, writ, judgment, injunction, decree, determination or award of any court or of any governmental agency or instrumentality (whether federal, state, local or foreign).

                  3.11.  Material Contracts

                  Schedule 3.11 sets forth a true and complete list of each material contract, agreement, instrument, commitment and other arrangement to which the Company or any subsidiary is a party or otherwise relating to or affecting any of their respective assets, including without limitation: employment, severance or consulting agreements; loan, credit or security agreements; joint venture agreements and distribution agreements (each, a "Material Contract"). Each Material Contract is valid, binding and enforceable against the Company or such subsidiary and, to the Company's best knowledge, the other parties thereto, in accordance with its terms, and in full force and effect on the date hereof.

                  3.12.  Absence of Undisclosed Liabilities

                  Except as disclosed in Schedule 3.12, neither the Company nor any of its subsidiaries has any debt, obligation or liability (whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due, whether or not known to the Company) arising out of any transaction entered into at or prior to the Closing, or any act or omission at or prior to the Closing, or any state of facts existing at or prior to the Closing, including taxes with respect to or based upon the transactions or events occurring at or prior to the Closing, and including, without limitation, unfunded past service liabilities under any pension, profit sharing or similar plan, except current liabilities incurred and obligations under agreements entered into, in the usual and ordinary course of business, none of which (individually or in the aggregate) would have a Material Adverse Effect.

                  3.13.  Employees

                  (a) The Company and its subsidiaries are in full compliance with all laws regarding employment, wages, hours, equal opportunity, collective bargaining and payment of social security and other taxes (except that certain employees may be required to obtain work permits under Bermuda law).

                  (b) Except as set forth on Schedule 3.13, the employment of all Persons and officers employed by the Company or any of its subsidiaries is terminable at will without any penalty or severance obligation of any kind on the part of the employer. All sums due for employee compensation and benefits and all vacation time owing to any employees of the Company or any of its subsidiaries have been duly and adequately accrued on the accounting records of the Company and its subsidiaries.

                  (c) To the best knowledge of the Company none of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted.

                  (d) To the best knowledge of the Company no officer or key employee, nor any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing (other than temporary employees who are also employees of Inter-Atlantic Capital Partners, Inc. or Conyers Dill & Pearman).

                  3.14.  Tax Matters

                  There are no taxes due and payable by the Company or any of its subsidiaries which have not been paid. The provisions for taxes on the audited balance sheet described in Section 3.7 has been established in accordance with GAAP. The Company and its subsidiaries have duly filed all tax returns required to have been filed by it. Neither the Company nor any of its subsidiaries has been subject to a tax audit of any kind.

                  3.15.  Employee Benefit Plans

The Company and its subsidiaries have no employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974) covering former and current employees of the Company or any of its subsidiaries, or under which the Company or any of its subsidiaries has any obligation or liability.
Schedule 3.15 lists all material plans, contracts, bonuses, commissions, profit-sharing, savings, stock options, insurance, deferred compensation, or other similar fringe or employee benefits covering former or current employees of the Company or any of its subsidiaries or under which the Company or any of its subsidiaries has any obligation or liability (each, a "Benefit Arrangement"). True and complete copies of all Benefit Arrangements have been provided or made available to the Investor prior to the date hereof. The Benefit Arrangements are and have been administered in substantial compliance with their terms and with the requirements of applicable law.

                  3.16.  Patents, Licenses, etc.

                  Except as provided on Schedule 3.16, the Company or one of its subsidiaries owns, free and clear of all encumbrances, restrictions, liens, security interests and charges, and have good and marketable title to, or hold adequate licenses or otherwise possess all such rights as are necessary to use all patents (and applications therefor), patent disclosures, trademarks, service marks, trade names, copyrights (and applications therefor), inventions, discoveries, processes, know-how, scientific, technical, engineering and marketing data, computer software, formulae and techniques used or proposed to be used, in or necessary for the conduct of its business as now conducted or as proposed to be conducted (collectively, "Intellectual Property").

                  Neither the Company nor any of its subsidiaries has received notice nor otherwise has reason to know of any conflict or alleged conflict with the rights of others pertaining to the Intellectual Property described in this
Section 3.16. The Company's business, as presently conducted and as proposed to be conducted, does not infringe upon or violate any patent rights or trade secrets of others. The Company and its subsidiaries have the unrestricted right to use, free and clear of any rights or claims of others, all trade secrets, processes, customer lists and other rights incident to their respective businesses as now conducted or as proposed to be conducted.

                  Except as provided for on Schedule 3.16, neither the Company nor any of its subsidiaries is currently obligated or under any existing liability to make royalty or other payments to any owner of, licensor of, or other claimant to, any patent, trademark, service names, trade names, copyrights, or other intangible asset, with respect to the use thereof or in connection with the conduct of its business as now conducted or as proposed to be conducted, or otherwise. To the Company's best knowledge, no employee of the Company or any of its subsidiaries has violated any employment agreement or proprietary information agreement which he had with a previous employer or any patent policy of such employer, or is a party to or threatened by any litigation concerning any patents, trademarks, trade secrets, service names, trade names, copyrights, licenses and the like.

                  3.17.  Insurance

                  The Company and its subsidiaries and their respective properties are insured in such amounts, against such losses and with such insurers as are prudent when considered in light of the nature of the properties and businesses of the Company and its subsidiaries. The Company maintains (or as of the Closing Date will maintain) directors and officers insurance (in customary form) in amounts not less than $10,000,000.

                  3.18.  Transactions with Related Parties

                  Except as disclosed on Schedule 3.18, neither the Company nor any subsidiary is a party to any agreement with any of the Company's directors, officers or shareholders (other than shareholders which become such as a result of the Public Offering and other than the Investors) or any Affiliate or family member of any of the foregoing under which it: (i) leases any real or personal property (either to or from such Person), (ii) licenses technology (either to or from such Person), (iii) is obligated to purchase any tangible or intangible asset from or sell such asset to such Person, (iv) purchases products or services from such Person or (v) has borrowed money from or loaned money to such Person. Except as set forth in Schedule 3.18, neither the Company nor any subsidiary employs as an employee or engages as a consultant any family member of any of the Company's directors, officers or shareholders. To the best knowledge of the Company, there exist no agreements among shareholders of the Company to act in concert with respect to their voting or holding of Company securities.

                  3.19.  Private Offering

                  Neither the Company nor anyone acting on its behalf, directly or indirectly, has sold or has offered any of the Shares or Warrants (or any similar security) for sale to, or solicited offers to buy from, or otherwise approached or negotiated with respect thereto with, any prospective purchaser, other than the Investors and not more than 10 other institutional investors, each of which was offered such securities for purposes of investment. Neither the Company nor anyone acting on its behalf shall offer the Shares or Warrants (or any similar security) for issue or sale to, or solicit any offer to acquire any of the same from, anyone so as to bring the issuance and sale of such Shares or Warrants or Common Shares issuable upon exercise of the Warrants, or any part thereof, within the provisions of Section 5 of the Securities Act or in violation of the provisions of any securities or Blue Sky law of any applicable jurisdiction. Based upon the representations of the Investors set forth in
Section 4 hereof and of the Other Agreements, the offer, issuance and sale of the Shares and the Warrants and the issuance of the Common Shares issuable upon exercise of the Warrants are and will be exempt from the registration and prospectus delivery requirements of the Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all other applicable securities laws.

                  3.20.  Brokerage

                  There are no claims for brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement made by or on behalf of the Company and the Company agrees to indemnify and hold the Investor harmless against any costs (including, without limitation, reasonable attorneys fees and disbursements for the defense of any such claims) or damages incurred as a result of any such claim.

                  3.21.  Illegal or Unauthorized Payments; Political
                         Contributions

                  Neither the Company or any of its subsidiaries nor, to the best of the Company's knowledge (after reasonable inquiry of its officers and directors), any of the officers, directors, employees, agents or other representatives of the Company or any of its subsidiaries or any other business entity or enterprise with which the Company or any subsidiary is or has been affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (a) as a kickback or bribe to any Person or (b) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its subsidiaries.

                  3.22.  Material Facts

                  This Agreement, the schedules hereto and the other agreements, documents, certificates or written statements furnished or to be furnished to the Investor through the Closing Date by or on behalf of the Company in connection with the transactions contemplated hereby taken as a whole, do not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein or herein, in light of the circumstances in which they were made, not misleading. There is no fact which is known to the Company and which has not been disclosed herein or otherwise by the Company to the Investor which may materially adversely affect the business, properties, assets or condition, financial or otherwise, or prospects of the Company and its subsidiaries taken as a whole.

                  3.23.  Foreign Assets Control Regulations, etc.

                  Neither the sale of the Shares and Warrants by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

                  The Investor represents and warrants to the Company as follows:

                  (a) It is acquiring the Shares and Warrants (and will acquire the Common Shares issuable upon conversion of the Warrants) for its own account for investment and not with a view towards the distribution thereof, nor with any present intention of distributing the Shares or Warrants (or the Common Shares acquired upon exercise of the Shares), but subject, nevertheless, to any requirement of law that the disposition of the Investor's property shall at all times be within the Investor's control, and without prejudice to the Investor's right at all times to sell or otherwise dispose of all or any part of such securities under a registration under the Securities Act or under an exemption from said registration available under the Securities Act to the extent permitted by the Transaction Documents.

                  (b) It is either (x) a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act or (y) an "accredited investor" within the meaning of Rule 501(a)(3) under the Securities Act.

                  (c) It has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Company as contemplated by this Agreement, and is able to bear the economic risk of such investment for an indefinite period of time. It has been furnished access to such information and documents as it has requested and has been afforded an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of this Agreement and the purchase of the Shares and Warrants contemplated hereby.

                  (d) It has all requisite power and authority to execute this Agreement and the Registration Rights Agreement, to perform its obligations hereunder and thereunder and to acquire and hold the Shares and Warrants.

SECTION 5.  ADDITIONAL COVENANTS OF THE PARTIES

                  5.1.  Resale of Securities

                  (a) The Investor covenants that it will not sell or otherwise transfer (and the Company shall not be required to register the transfer of) any Shares or Warrants (or any Common Shares acquired upon exercise of the Warrants) except pursuant to an effective registration under the Securities Act or in a transfer effected under the provisions of Rule 144(k) under the Securities Act or in a transaction which, in the opinion of counsel (which may be in-house counsel to the Investor), qualifies as an exempt transaction under the Securities Act and the rules and regulations promulgated thereunder and any applicable state securities laws and in a manner consistent with the Investor's representations and warranties set forth in Section 4 and subject to the provisions of the Transaction Documents.

                  (b) The certificates evidencing the Shares and Warrants and Common Shares issuable upon exercise of the Warrants will bear the following legend reflecting the foregoing restrictions on the transfer of such securities:

                                    "The securities evidenced hereby have not
                  been registered under the Securities Act of 1933, as amended (the "Act"), and may not be transferred except pursuant to an effective registration under the Act or in a transaction which, in the opinion of counsel, qualifies as an exempt transaction under the Act and the rules and regulations promulgated thereunder. The transfer of such securities is also subject to certain limitations on transfer as set forth in certain agreements between the Company and certain institutional investors in the Company, copies of which are available upon request of the Company."

                  5.2.  Covenants Pending Closing

                  Pending the Closing the Company will not, without the Investor's prior written consent take any action which would result in any of the representations or warranties contained in this Agreement not being true in all material respects at and as of the time immediately after such action, or in any of the covenants contained in this Agreement becoming incapable of performance in all material respects. The Company will promptly advise the Investor in writing of any action or event of which it becomes aware which has the effect of making incorrect any of such representations or warranties in any material respect or which has the effect of rendering any of such covenants incapable of performance.

                  5.3.  Further Assurance

                  Each of the parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall use its reasonable efforts to fulfill or obtain the fulfillment of the conditions to the Closing as promptly as practicable.

SECTION 6.  INVESTOR'S CLOSING CONDITIONS

                  The obligation of the Investor to purchase and pay for the Shares and Warrants on the Closing Date, as provided in Section 2 hereof, shall be subject to the performance by the Company of its agreements theretofore to be performed hereunder and to the satisfaction, prior thereto or concurrently therewith, of the following further conditions:

                  6.1.  Representations and Warranties

                  The representations and warranties of the Company contained in this Agreement shall be true in all material respects on and as of the Closing Date as though such warranties and representations were made at and as of such date, except as otherwise affected by the transactions contemplated hereby.

                  6.2.  Compliance with Agreement

                  The Company shall have performed and complied in all material respects with all agreements, covenants and conditions contained in this Agreement which are required to be performed or complied with by the Company prior to or on the Closing Date.

                  6.3.  Officer's Certificate

                  The Investor shall have received a certificate, dated the Closing Date, signed by each of the President and the Chief Operating Officer of the Company, certifying that the conditions specified in the foregoing Sections
6.1 and 6.2 hereof have been fulfilled.

                  6.4.  Delivery of Shares and Warrants

                  The Company shall have delivered to the Investor the certificates evidencing the Shares and Warrants being purchased by it hereunder as provided in Section 2.1.

                  6.5.  Injunction

                  There shall be no injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as herein provided.

                  6.6.  Counsel's Opinions

                  The Investors shall have received (x) from the Company's counsel delivering opinions to the Underwriters in connection with the Public Offering on the IPO Closing Date, copies of such opinions together with letters from such counsel allowing the Investor to rely thereon and (x) opinions, dated the Closing Date, from counsel for the Company substantially to the effect that:

                  (i) Each of the Company and its subsidiaries is duly organized and validly existing in good standing under the laws of Bermuda, has the all requisite power and authority and has all necessary approvals, licenses, permits and authorization to own its properties and to carry on its business as proposed to be conducted as contemplated by the Registration Statement. The Company has all requisite power and authority to execute and deliver the Transaction Documents and to perform its obligations thereunder.

                  (ii) Each of the Company and its subsidiaries are duly qualified as a foreign corporation in every jurisdiction in which such qualification is necessary, except where the failure to so qualify would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                  (iii) Section 3.3(a) of this Agreement accurately reflects the share records of the Company as to its authorized and issued capital stock and the Company has duly reserved for issuance such number of Common Shares initially issuable upon exercise of the Warrants.

                  (iv) Except for the rights which attach to the Warrants and to the warrants, options and convertible securities listed on
                  Schedule 3.3 hereto, to the best knowledge of such counsel, there are no Common Shares issuable upon conversion or exchange or exercise of any security of the Company nor are there any rights, options or warrants outstanding or other agreements to acquire Common Shares from the Company nor is the Company contractually obligated to purchase, redeem or otherwise acquire any of its outstanding shares. Except as disclosed in Schedule 3.3, no shareholder of the Company is entitled to any preemptive or similar right to subscribe for shares of capital stock of the Company provided by statute or the Organizational Documents or, to the best knowledge of such counsel, by any other agreement or instrument.

                  (v) All the outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and non-assessable. When issued in accordance with the terms of this Agreement, the Shares will be (and upon their issuance the Common Shares issuable upon exercise of the Warrants will
                  be) (x) duly authorized, validly issued, fully paid and non-assessable Common Shares of the Company, free of all preemptive or similar rights provided by statute or the Organizational Documents or, to the best knowledge of such counsel, any other agreement or instrument and (y) entitled to the rights described in Schedule 3.3.

                  (vi) The Company has duly authorized the execution, delivery, and performance of the Transaction Documents and each of the transactions and agreements contemplated thereby, and no other corporate action is necessary to authorize such execution, delivery or performance. The Transaction Documents have been duly executed and delivered on behalf of the Company and constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with their terms, except as such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and general principles of equity.

                  (vii) The execution and delivery by the Company of the Transaction Documents, the performance by the Company of its obligations thereunder and the consummation by the Company of the transactions contemplated thereby do not require the Company to obtain any consent, approval or action of, or make any filing with or give any notice to, any corporation, person or firm or any public, governmental or judicial authority except such as have been duly obtained or made, as the case may be, and are in full force and effect.

                  (viii) The execution and delivery of the Transaction Documents do not, and the fulfillment of the terms hereof and thereof by the Company and the issuance of Common Shares upon conversion of the Warrants as herein contemplated will not, (A) result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or other material agreement to which the Company or any of its subsidiaries is a party and which is listed on
                  Schedule 3.11, (B) violate the Organizational Documents, or any law, rule or regulation known to such counsel of any court or other regulatory board or body or administrative agency having jurisdiction over the Company or over its properties or businesses or (C) conflict with or constitute a default under any judgment, writ, decree or order known to such counsel to be applicable by its terms to the Company or any of its subsidiaries.

                  (ix) To the best knowledge of such counsel, there is no action, suit, investigation or proceeding pending or threatened, against the Company or any of its properties or assets by or before any court, arbitrator or governmental body, department, commission, board, bureau, agency or instrumentality, which questions the validity of the Transaction Documents, the Shares or the Warrants or any action taken or to be taken pursuant hereto or thereto.

                  (x) The issuance and sale of the Shares and Warrants do not (and the issuance of Common Shares issuable upon exercise of the Warrants will not) require registration under Section 5 of the Securities Act or qualification under any state securities or Blue Sky laws.

                  (xi) The choice of New York law and the submission by the Company to the jurisdiction of New York State courts and federal courts sitting in New York as provided in Section
                  10.04 are valid and enforceable in New York and in Bermuda.

                  6.7.  Consummation of Public Offering

                  The Company shall have consummated the Public Offering as contemplated by the Registration Statement at a price to the public of at least $15.00 per share and shall have received not less than $150,000,000 in net proceeds (after underwriting discounts and commissions which shall not in any event exceed 6%) therefrom (the "Public Offering Proceeds"). The Public Offering Proceeds shall exceed Other Sale Proceeds by the ratio of at least 2.5 to 1.0. "Other Sale Proceeds" means the net proceeds to the Company from (x) the sale of the Shares and Warrants hereunder and under the Other Agreements and (y) all other sales of Common Shares (except to the underwriters in the Public Offering) and securities convertible into, or exchangeable or exercisable for, Common Shares (herein called "Other Sales"). The Company agrees that on and prior to the Closing Date it will not make or agree to make Other Sales on terms more favorable to the purchasers involved in such Other Sales than the terms of the Agreement relating to the Shares and Warrants unless such more favorable terms are also extended to the Investor.

                  6.8.  Purchase by Other Investors

                  Each of the Other Investors shall have purchased the Shares and Warrants to be purchased by it under the Other Agreements and the Company shall have received payment of the Purchase Price under such Other Agreements.

                  6.9.  Registration Rights Agreement

                  The Company shall have executed and delivered to the Investor the Registration Rights Agreement, the form of which is attached as Exhibit B hereto (the "Registration Rights Agreement").

                  6.10.  Process Agent

                  The Investor shall have received a copy of the acceptance by CT Corporation System of its appointment under the provisions of Section 11.8(d).

                  6.11.  Proceedings

                  The Investor shall have received copies of all documents or other evidence which it and its special counsel, Willkie Farr & Gallagher, may reasonably request in connection with the transactions contemplated hereby and of all records of corporate proceedings in connection therewith.

SECTION 7.  COMPANY CLOSING CONDITIONS

                  The obligation of the Company to issue and deliver the Shares and Warrants on the Closing Date, as provided in Section 2 hereof, shall be subject to the performance by the Investor of its agreements theretofore to be performed hereunder and to the satisfaction, prior thereto or concurrently therewith, of the following further conditions:

                  7.1.  Representations and Warranties

                  The representations and warranties of the Investor contained in this Agreement shall be true on and as of the Closing Date as though such warranties and representations were made at and as of such date, except as otherwise affected by the transactions contemplated hereby.

                  7.2.  Compliance with Agreement

                  The Investor shall have performed and complied with all agreements, covenants and conditions contained in this Agreement which are required to be performed or complied with by it prior to or on the Closing Date.

                  7.3.  Injunction

                  There shall be no injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as herein provided.

                  7.4.  Consummation of Public Offering.

                  The Company shall have consummated the Public Offering as contemplated by the Registration Statement at a price to the public of at least $15.00 per share and shall have received not less than $150,000,000 in net proceeds (after underwriting discounts and commissions) therefrom.

SECTION 8.  LIMITATION ON DISPOSITION

                  The Investor will not, without the consent of the Company, sell, transfer or otherwise dispose of the Shares or Warrants for a period of one year after the Closing Date except (i) to one or more of its Affiliates, or
(ii) to any institutional investor purchasing all of the Shares and Warrants then held by the Investor (or if not all such Shares and Warrants, Shares and/or Warrants representing at least 1,000,000 Common Shares (assuming exercise of the Warrants)); provided that any such transferee shall agree to be bound by the provisions of this Section 8. The Investor will agree to execute a "lock-up" agreement with the Underwriters in connection with the Public Offering in customary form and as more particularly described in Exhibit C hereto.

SECTION 9.  COVENANTS

                  9.1.  Financial and Business Information

                  From and after the date hereof, the Company shall deliver to each of the Investors so long as such Investor owns beneficially (within the meaning of Rule 13d-3 under the Exchange Act) any Shares or Warrants or Common Shares issuable upon exercise of the Warrants:

                  (a) Quarterly Statements - as soon as practicable, and in any event within 45 days after the close of each of the first three fiscal quarters of each fiscal year of the Company in the case of quarterly statements, a consolidated balance sheet, statement of income and statement of cash flows of the Company and any subsidiaries as at the close of such month or quarter and covering operations for such month or quarter, as the case may be, and the portion of the Company's fiscal year ending on the last day of such month or quarter, all in reasonable detail and prepared in accordance with GAAP, subject to audit and year-end adjustments, setting forth in each case in comparative form the figures for the comparable period of the previous fiscal year.

                  (b) Annual Statements - as soon as practicable after the end of each fiscal year of the Company, and in any event within 90 days thereafter, duplicate copies of:

                  (1) consolidated balance sheet of the Company and any subsidiaries at the end of such year; and

                  (2) consolidated statements of income, stockholders' equity and cash flows of the Company and any subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an opinion thereon of independent certified public accountants of recognized national standing selected by the Company, which opinion shall state that such financial statements fairly present the financial position of the Company and any subsidiaries on a consolidated basis and have been prepared in accordance with GAAP (except for changes in application in which such accountants concur) and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances.

                  (c) Audit Reports - promptly upon receipt thereof, one copy of each other financial report and internal control letter submitted to the Company or any subsidiary by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company or any subsidiary.

                  (d) Other Reports - promptly upon their becoming available, one copy of each financial statement, report, notice or proxy statement sent by the Company to shareholders generally, of each financial statement, report, notice or proxy statement filed by the Company or any of its subsidiaries with the SEC or any successor agency, if applicable, of each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by the Company or any subsidiary with, or received by such

Person in connection therewith from, any domestic or foreign securities exchange, the SEC or any successor agency or any foreign regulatory authority performing functions similar to the SEC, of any press release issued by the Company or any subsidiary, and of any material of any nature whatsoever prepared by the SEC or any successor agency thereto or any state blue sky or securities law commission which relates to or affects in any way the Company or any subsidiary.

                  (e) Requested Information - with reasonable promptness, the Company shall furnish each of the Investors with such other data and information as from time to time may be reasonably requested.

                  9.2.  Inspection

                  As long as an Investor owns beneficially (within the meaning of Rule 13d-3 under the Exchange Act) at least two percent (2%) of the outstanding Common Shares, the Company shall permit such Investor, its nominee, assignee, and its representative during normal business hours and upon reasonable advance notice to visit and inspect any of the properties of the Company and its subsidiaries, to examine all its books of account, records, reports and other papers not contractually required of the Company to be confidential or secret, to make copies and extracts therefrom, and to discuss its affairs, finances and accounts with its officers, directors, key employees and independent public accountants or any of them (and by this provision the Company authorizes said accountants to discuss with such Investor, its nominees, assignees and representatives the finances and affairs of the Company and any subsidiaries), all at such reasonable times and as often as may be reasonably requested.

                  9.3.  Keeping of Books

                  The Company will keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and its subsidiaries in accordance with GAAP.

                  9.4.  Lost, etc. Certificates; Exchange

                  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any certificate evidencing any Shares or Warrants (or Common Shares issuable upon exercise of the Warrants) owned by one of the Investors, and (in the case of loss, theft or destruction) of an unsecured indemnity satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such certificate, if mutilated, the Company will make and deliver in lieu of such certificate a new certificate of like tenor and for the number of shares evidenced by such certificate which remain outstanding. Such Investor's agreement of indemnity shall constitute indemnity satisfactory to the Company for purposes of this Section 9.5. Upon surrender of any certificate representing any Shares (or Common Shares issuable upon exercise of the Warrants) for exchange at the office of the Company, the Company at its expense will cause to be issued in exchange therefor new certificates in such denomination or denominations as may be requested for the same aggregate number of Shares, Warrants or Common Shares, as the case may be, represented by the certificate so surrendered and registered as such holder may request. The Company will also pay the cost of all deliveries of certificates for such securities to the office of such Investor (including the cost of insurance against loss or theft in an amount satisfactory to the holders) upon any exchange provided for in this
Section 9.5.

                  9.5.  Review of Documents

                  The Investor shall have the right to review and approve all statements or disclosures (in the Registration Statement or in press releases or elsewhere) made by the Company in relation to the Investor's investment in and relationship to the Company.

                  9.6.  Confidential Information

                  The Investor acknowledges that its receipt of material non-public information as a consequence of its exercise of its rights under Sections 9.1 and 9.2 may obligate it not to trade in securities of the Company which it may hold so long as such information is not publicly disclosed by the Company. Such information will be utilized by the Investor to analyze its investment in the Company.

SECTION 10.  INTERPRETATION OF THIS AGREEMENT

                  10.1.  Terms Defined

                  As used in this Agreement, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

                  Affiliate: means any Person or entity, directly or indirectly, controlling, controlled by or under common control with such Person or entity.

                  Business Day: shall mean a day other than a Saturday, Sunday or other day on which banks in New York, New York and Hamilton, Bermuda are not required or authorized by law to close.

                  Closing: shall have the meaning set forth in Section 2.2.

                  Closing Date: shall have the meaning set forth in Section 2.2.

                  Common Shares: shall have the meaning set forth in Section 1.

                  Exchange Act: shall mean the Securities Exchange Act of 1934, as amended.

                  GAAP: at any time shall mean United States generally accepted accounting principles at the time in effect.

                  Intellectual Property: shall have the meaning set forth in
Section 3.16.

                  Investor: shall mean the Person executing this Agreement on the signature page hereof and its successors and assigns as the holder of Shares, Warrants or Common Shares issuable upon exercise of the Warrants.

                  IPO Closing Date: shall mean the date of the consummation of the Public Offering.

                  Material Adverse Effect: shall have the meaning set forth in
Section 3.1(c).

                  Material Contract: shall have the meaning set forth in Section 3.11.

                  Other Agreements: shall have the meaning set forth in Section 2.1.

                  Organizational Documents: shall have the meaning set forth in
Section 3.1(a).

                  Person: shall mean an individual, partnership, joint-stock company, corporation, limited liability company, trust or unincorporated organization, and a government or agency or political subdivision thereof.

                  Public Offering: shall mean the sale by the Company of its Common Shares to the underwriters as contemplated by the Registration Statement.

                  Registration Rights Agreement: shall have the meaning set forth in Section 6.8.

                  Registration Statement: shall mean the Registration Statement filed by the Company with the SEC on Form S-1 (No.333-43301) on December 24, 1997, as amended, in the form it becomes effective under the Securities Act.

                  SEC: shall mean the Securities and Exchange Commission.

                  Securities Act: shall mean the Securities Act of 1933, as amended.

                  Shares: shall have the meaning set forth in Section 2.1.

                  subsidiary: shall mean a corporation of which a Person owns, directly or indirectly, more than 50% of the Voting Stock.

                  Transaction Documents: shall mean this Agreement, the Other Agreements, the Class B Warrants and the Registration Rights Agreement.

                  Voting Stock: shall mean securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

                  Warrants: shall have the meaning set forth in Section 2.1.

                  10.2.  Directly or Indirectly

                  Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

                  10.3.  Section Headings

                  The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

SECTION 11.  MISCELLANEOUS

                  11.1.  Notices

                  (a) All communications under this Agreement shall be in writing and shall be delivered by hand or facsimile or mailed by overnight courier or by registered mail or certified mail, postage prepaid:

                  (1) if to the Investor, at: the address specified in Schedule 2.1, or at such other address as the Investor may have furnished the Company in writing, or

                  (2) if to the Company, at: Victoria Hall, Victoria Street, P.O. Box HM1262, Hamilton, HM FX, Bermuda, marked for the attention of President, or at such other address as it may have furnished the Investor in writing.

                  (b) Any notice so addressed shall be deemed to be given: if delivered by hand or facsimile, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

                  11.2.  Expenses and Taxes

                  (a) Whether or not the issue and sale of the Shares and Warrants contemplated hereby are consummated, the Company will pay all costs and expenses (including attorneys' fees and disbursements of counsel) incurred by the Investor in connection with such issue and sale and all costs and expenses (including attorneys' fees and disbursements of counsel) incurred by the Investor in connection with any amendments, waivers or consents under or in respect of the Transaction Documents (whether or not such amendment, waiver or consent becomes effective). In addition, the Company will pay the Investor the costs and expenses (including attorneys' fees and disbursements) incurred by it in enforcing or defending (or determining whether or how to enforce or defend) any rights under the Transaction Documents or in responding to any subpoena or other legal process or informal investigative demand (which investigative demand shall have been issued by a governmental agency or official) issued in connection with the Transaction Documents or the Investor's investment in the Company.

                  (b) The Company will pay, and save and hold the Investor harmless from, any and all claims arising out of or relating to the transactions contemplated by the Transaction Documents or the performance thereof and all liabilities (including interest and penalties) with respect to, or resulting from any delay or failure in paying, stamp and other taxes (other than income taxes), if any, which may be payable or determined to be payable on the execution and delivery or acquisition of the Shares or Warrants or the Common Shares issuable upon exercise of the Warrants.

                  11.3.  Reproduction of Documents

                  This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by the Investors on the Closing Date (except for certificates evidencing the Shares themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to the Investors, may be reproduced by the Investors by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process and either Investor may destroy any original document so reproduced. All parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by an Investor in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  11.4.  Termination and Survival

                  Unless the Closing has occurred prior thereto, this Agreement and, except as herein provided, all the rights of the parties hereto, shall terminate on June 30, 1998 (unless such date is extended by mutual written consent). Notwithstanding the foregoing, Section 11.2 hereof shall survive the termination of this Agreement. All warranties, representations, and covenants made by the Investor and the Company herein or in any certificate or other instrument delivered by the Investor or the Company under this Agreement shall be considered to have been relied upon by the Company or the Investor, as the case may be, regardless of any investigation made by the Investor and shall survive all deliveries to the Investor of the Shares, or payment to the Company for such Shares and Warrants, regardless of any investigation made by the Company or the Investor, as the case may be, or on the Company's or the Investor's behalf. All statements in any such certificate or other instrument shall constitute warranties and representation by the Company hereunder, except that the Investor shall not be required to purchase Shares or Warrants from any Person other than the Company.

                  11.5.  Successors and Assigns

                  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties.

                  11.6.  Entire Agreement; Amendment and Waiver

                  This Agreement and the agreements attached as Exhibits hereto constitute the entire understandings of the parties hereto and supersede all prior agreements or understandings with respect to the subject matter hereof among such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and the Investor.

                  11.7.  Severability

                  In the event that any part or parts of this Agreement shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not effect the remaining provisions of this Agreement which shall remain in full force and effect.

                  11.8.  Governing Law; Submission to Jurisdiction

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

                  (b) Each of the Company and the Investor (each a "Party") irrevocably submits to the non-exclusive in personam jurisdiction of any New York State or United States federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to the Transaction Documents. To the full extent it may effectively do so under applicable law, each Party irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the in personam jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                  (c) Each Party agrees, to the full extent it may effectively do so under applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in paragraph (b) of this Section 11.8 brought in any such court shall be conclusive and binding upon such Party, subject to rights of appeal and may be enforced in the courts of the United States or the State of New York (or any other courts to the jurisdiction of which such Party is or may be subject) by a suit upon such judgment.

                  (d) Each Party consents to process being served in any suit, action or proceeding of the nature referred to in paragraph (b) of this Section
11.8 by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of such Party specified in Section 11.1 or at such other address of which the other Party shall then have been notified pursuant to said Section. Without limiting the foregoing, the Company hereby appoints, in the case of any such suit, action or proceeding brought in the courts of or in the State of New York, CT Corporation, 1633 Broadway, New York, NY 10019, to receive, for it and on its behalf, service of process in the State of New York with respect thereto. Each Party agrees that such service upon receipt by it or its agent, as the case may be, (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the full extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to such Party. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or the Bermuda Post or any reputable commercial delivery service.

                  (e) Nothing in this Section 11.8 shall affect the right of any Party to serve process in any manner permitted by law, or limit any right that such Party may have to bring proceedings against the other Party in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

                  (f) Each Party waives trial by jury in any action brought on or with respect to the Transaction Documents or any other document executed in connection therewith.

                  11.9.  Counterparts

                  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

                  If you are in agreement with the foregoing please so indicate by executing the acceptance set forth below and return a copy of this Agreement to the Company, whereupon this Agreement shall be a binding agreement between us.


                                        Very truly yours,

                                        ANNUITY AND LIFE RE
                                        (HOLDINGS), LTD.

                                        By:
                                           ----------------------------------
                                             Name:
                                             Title:



The foregoing Agreement is
hereby accepted:

[Investor]

By:
   ------------------------------------
      Name:
      Title:

                                  Schedule 2.1


                                    Investors



                                          Number of
                                         Shares and                       Purchase
Investor Name and Address                 Warrants*                        Price
-------------------------                 ---------                        -----

Risk Capital Reinsurance                 1,418,440 Shares                 $20,000,000
  Company                                     100,000
20 Horseneck Lane                            Warrants
Greenwich, CT 06830
Attention:

The Prudential Insurance                     1,063,830                    $15,000,000
  Company of America                          Shares
751 Broad Street                              75,000
Newark, NJ 07102                             Warrants
Attention: Randy Hood

EXEL Limited                                 1,418,440                    $20,000,000
1 Victoria Street                             Shares
Hamilton, Bermuda                             100,000
HM 11                                        Warrants
Attention:




--------
* The number of Shares to be purchased by The Prudential Insurance Company of America shall not exceed 4.9% of the outstanding Common Shares on the Closing Date. To the extent the number of shares purchased is less than that specified above, the Purchase Price shall be reduced by $14.10 for each share not so purchased. The number of Warrants shall be reduced to the number obtained by dividing the reduced Purchase Price by $200.